===============================================================================



                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549
                                 ------------------
                                      FORM 8-K


                                   CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  February 10, 1998


                                 ------------------
                             ARM FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in its charter)


                 DELAWARE                 33-67268        61--1244251
     (State or other jurisdiction of    (Commission    (I.R.S. Employer
     incorporation or organization)     file number)   Identification No.)

     515 West Market Street
     LOUISVILLE, KENTUCKY                                    40202
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (502) 582-7900



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ITEM 5.                                                  OTHER EVENTS.

On February 11, 1998, ARM Financial Group, Inc. (the "Company") announced that, as of February 10, 1998, Martin H. Ruby has been named Chief Executive Officer and Chairman of the Board of Directors. Prior to that date, from the inception of the Company, Mr. Ruby had served as Co-Chief Executive Officer and Co-Chairman of the Board of Directors with John Franco. Mr. Franco announced his retirement from the Company, effective February 10, 1998.

Effective February 10, 1998, Warren M. Foss resigned as a director and as a member of the Audit Committee of the Company. Also effective February 10, 1998, Frank V. Sica resigned as a director and as a member of the Compensation Committee. Mr. Sica's resignation was contemporaneous with his resignation from Morgan Stanley, Dean Witter, Discover & Co. Furthermore, James S. Cole resigned as a director of the Company. At the present time, the Company will not fill the vacancies on the Board of Directors created by the resignations of Mr. Franco and Mr. Foss, and effective February 20, 1998, has reduced the number of members comprising the Board of Directors to seven (7). Effective February 20, 1998, Mr. Alan E. Goldberg, 43, was elected to fulfill the term of Mr. Sica as a director; while Colin F. Raymond, a current director, was elected to fulfill the term of Mr. Sica on the Company's Compensation Committee. Furthermore, effective February 20, 1998, Robert H. Niehaus, 42, was elected to fulfill the term of Mr. Cole as a director.

Effective February 13, 1998, Daniel R. Gattis resigned as Executive Vice President - Institutional Business Group. Effective February 20, 1998, Patricia L. Winter, formerly the Company's Senior Vice President - Mergers/Acquisitions and Investment Assurance, was elected to replace Mr. Gattis, and was given the title Executive Vice President- Investment Assurance and Institutional Products. In conjunction with his appointment, Madison C. McCarty was promoted to Senior Managing Director- Institutional Business Group, reporting to Ms. Winter.













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ITEM 7 (c)                EXHIBITS FILED.

     The following exhibits are filed as part of this report on Form 8-K:


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1        Press release by the Company dated February 11, 1998.

99.2        Press release by the Company dated February 20, 1998.
















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

                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on February 27, 1998.


                                          ARM FINANCIAL GROUP, INC.
                                          (Registrant)


                                           By: /s/ Robert H. Scott
                                           ---------------------------------
                                           Robert H. Scott
                                           Executive Vice President, General
                                           Counsel and Secretary


                                           By: /s/ Barry G. Ward
                                           ---------------------------------
                                           Barry G. Ward
                                           Controller














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